                                                                   EXHIBIT 99.5

SUMMARY OF SELECTED CONSOLIDATED FINANCIAL AND OPERATING DATA
PANHANDLE EASTERN CORPORATION AND SUBSIDIARIES

                                                                                 Years Ended December 31
                                                                    -------------------------------------------------
                $ Millions, except per share amounts                   1994           1993                1992
- ---------------------------------------------------------------------------------------------------------------------
INCOME          OPERATING REVENUES                                  $ 4,585.1      $4,302.0            $ 3,881.3 (1)
                COSTS AND EXPENSES
                   Natural gas and petroleum products purchased       2,829.4       2,575.6              2,058.9
                   Operating and maintenance                            553.3         650.6 (2)            577.1
                   Depreciation and amortization                        257.0         250.8                258.9
                   Special charge--LNG facilities write-down               --            --                   --
                   Other costs and expenses                             360.1 (3)     333.2                337.9
                                                                    -------------------------------------------------
                OPERATING INCOME                                        585.3         491.8                648.5
                INTEREST EXPENSE                                        245.0         282.5                307.2 (1)
                INCOME (LOSS) FROM CONTINUING OPERATIONS                225.2 (3)     171.6 (2),(4)        202.0 (1)
                NET INCOME (LOSS)                                   $   225.2 (3)  $  171.6 (2),(4)    $   202.0 (1)
                AVERAGE COMMON SHARES OUTSTANDING, millions             148.7         142.4 (6)            134.6
                EARNINGS (LOSSES) PER COMMON SHARE
                   Continuing operations                            $    1.51      $   1.21            $    1.50
                   Total                                                 1.51          1.21                 1.50
                DIVIDENDS PER COMMON SHARE                          $    0.84      $   0.80            $    0.80
- ---------------------------------------------------------------------------------------------------------------------
BALANCE         PLANT, PROPERTY AND EQUIPMENT                       $ 8,039.9      $7,523.4            $ 7,360.2
SHEET           Accumulated depreciation and amortization            (3,032.1)     (2,826.7)            (2,753.8)
                                                                    -------------------------------------------------
                Net plant, property and equipment                   $ 5,007.8      $4,696.7            $ 4,606.4
                TOTAL ASSETS                                        $ 7,507.5      $7,607.8            $ 7,714.9
                CAPITAL STRUCTURE
                   Long-term debt due within one year               $     4.1      $   66.5            $   196.3
                   Notes payable                                           --          18.4                 41.7
                   Long-term debt                                     2,363.7       2,085.5              2,615.6
                   Common stockholders' equity                        2,035.2       1,879.4              1,556.8
                                                                    -------------------------------------------------
                TOTAL CAPITALIZATION                                $ 4,403.0      $4,049.8            $ 4,410.4
                BOOK VALUE PER COMMON SHARE                         $   13.65      $  12.73            $   11.47
- ---------------------------------------------------------------------------------------------------------------------
CASH FLOWS      OPERATING CASH FLOW                                 $   448.0      $  769.5            $   147.6
                CAPITAL EXPENDITURES                                $   555.3      $  366.8            $   356.0
- ---------------------------------------------------------------------------------------------------------------------
OPERATING       NATURAL GAS PIPELINE VOLUMES, Bcf(7)
DATA               Market area                                          2,219         2,093                2,031
                   Supply area                                            279           307                  347
                                                                    -------------------------------------------------
                     Total Volumes                                      2,498         2,400                2,378
                                                                    -------------------------------------------------
                MARKET AND SUPPLY SERVICES
                   Natural gas gathered/processed, Bcf/d(8)               1.6           1.4                  1.2
                   Natural gas marketed, Bcf/d                            3.1           2.3                  1.8
                   NGLs production, thousand barrels/day                   49            42                   33
=====================================================================================================================
                                                                      Years Ended December 31
                                                                    ---------------------------
                $ Millions, except per share amounts                     1991             1990
- -----------------------------------------------------------------------------------------------
INCOME          OPERATING REVENUES                                  $    3,409.5     $ 3,753.5
                COSTS AND EXPENSES
                   Natural gas and petroleum products purchased          1,773.1       2,093.0
                   Operating and maintenance                               561.9         653.0
                   Depreciation and amortization                           268.8         285.3
                   Special charge--LNG facilities write-down                  --         310.0
                   Other costs and expenses                                345.1         363.6
                                                                    ---------------------------
                OPERATING INCOME                                           460.6          48.6
                INTEREST EXPENSE                                           344.6         362.8
                INCOME (LOSS) FROM CONTINUING OPERATIONS                    99.4        (239.0)
                NET INCOME (LOSS)                                   $       99.4     $  (274.8)(5)
                AVERAGE COMMON SHARES OUTSTANDING, millions                122.5         108.8
                EARNINGS (LOSSES) PER COMMON SHARE
                   Continuing operations                            $       0.81     $   (2.20)
                   Total                                                    0.81         (2.53)
                DIVIDENDS PER COMMON SHARE                          $       0.80     $    1.40
- -----------------------------------------------------------------------------------------------
BALANCE         PLANT, PROPERTY AND EQUIPMENT                       $    7,092.5     $ 6,866.5
SHEET           Accumulated depreciation and amortization               (2,658.3)     (2,488.4)
                                                                    ---------------------------
                Net plant, property and equipment                   $    4,434.2     $ 4,378.1
                TOTAL ASSETS                                        $    7,441.5     $ 7,548.4
                CAPITAL STRUCTURE
                   Long-term debt due within one year                $     224.7     $   258.1
                   Notes payable                                              --            --
                   Long-term debt                                        2,372.4       2,519.2
                   Common stockholders' equity                           1,406.3       1,168.5
                                                                    ---------------------------
                TOTAL CAPITALIZATION                                $    4,003.4     $ 3,945.8
                BOOK VALUE PER COMMON SHARE                         $      10.61     $   10.40
- -----------------------------------------------------------------------------------------------
CASH FLOWS      OPERATING CASH FLOW                                 $      358.2     $    13.7
                CAPITAL EXPENDITURES                                $      284.1     $   444.9
- -----------------------------------------------------------------------------------------------
OPERATING       NATURAL GAS PIPELINE VOLUMES, Bcf(7)
DATA               Market area                                             1,801         1,853
                   Supply area                                               329           329
                                                                    ---------------------------
                     Total Volumes                                         2,130         2,182
                                                                    ---------------------------
                MARKET AND SUPPLY SERVICES
                   Natural gas gathered/processed, Bcf/d(8)                  1.1           0.9
                   Natural gas marketed, Bcf/d                               1.3           1.1
                   NGLs production, thousand barrels/day                      25            22
===============================================================================================


    Data has been restated to reflect the merger with Associated Natural Gas Corporation.
(1) Includes revenues for the LNG project settlement of $88.6 million and $17.5 million in reduced interest expense ($57.7 million after tax).
(2) Includes a $100 million charge ($60.2 million after tax) reflecting TETCO's settlement of Order 636 implementation and other issues.
(3) Includes nonrecurring merger costs of $16.2 million ($14.2 million after tax).
(4) Includes a gain of $48.2 million ($28.7 million after tax) resulting from the sale of a partial interest in Northern Border Partners, L.P.
(5) Includes a $60.7 million decrease for the cumulative effect of a change in accounting principle.
(6) Includes the issuance of 10 million shares of common stock in June 1993.
(7) Billion cubic feet at 14.73 pounds per square inch atmospheric pressure.
(8) Billion cubic feet per day.

See the Notes to Consolidated Financial Statements for a discussion of material contingencies and Note 2 for the restatement resulting from a merger.